Exhibit 24.1

POWER OF ATTORNEY

LABORATOIRES FOURNIER S.A.S.

Know all men by these presents that Laboratoires Fournier S.A.S does hereby make, constitute and appoint Hubert L. Allen, John A. Berry and Jessica H. Paik, or any one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a manager or member of any limited liability company, as a partner of any partnership, as an officer of any corporate or other entity, or in the undersigned’s capacity in a position similar to the foregoing at any entity, in each case, for which the undersigned is otherwise authorized to sign), to execute and deliver such forms, schedules, statements and other documents as may be required to be filed from time to time with the Securities and Exchange Commission with respect to (i) Sections 13(d), 13(g), 13(f), 13(h) and 16(a) of the Securities Exchange Act of 1934, as amended, including Schedule 13D, Schedule 13G, Form 13F, Form 13H, Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including Form ID.

/s/ Jean-Paul Beauvais
Name: Jean-Paul Beauvais, Authorized Representative

Date: February 27, 2015

POWER OF ATTORNEY

ABBOTT ESTABLISHED PRODUCTS HOLDINGS (GIBRALTAR) LIMITED

Know all men by these presents that Abbott Established Products Holdings (Gibraltar) Limited does hereby make, constitute and appoint Hubert L. Allen, John A. Berry and Jessica H. Paik, or any one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a manager or member of any limited liability company, as a partner of any partnership, as an officer of any corporate or other entity, or in the undersigned’s capacity in a position similar to the foregoing at any entity, in each case, for which the undersigned is otherwise authorized to sign), to execute and deliver such forms, schedules, statements and other documents as may be required to be filed from time to time with the Securities and Exchange Commission with respect to (i) Sections 13(d), 13(g), 13(f), 13(h) and 16(a) of the Securities Exchange Act of 1934, as amended, including Schedule 13D, Schedule 13G, Form 13F, Form 13H, Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including Form ID.

/s/ Thomas C. Freyman
Name: Thomas C. Freyman, Authorized Representative

Date: February 27, 2015

POWER OF ATTORNEY

ABBOTT INVESTMENTS LUXEMBOURG S.À R.L.

Know all men by these presents that Abbott Investments Luxembourg S.A R.L. does hereby make, constitute and appoint Hubert L. Allen, John A. Berry and Jessica H. Paik, or any one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a manager or member of any limited liability company, as a partner of any partnership, as an officer of any corporate or other entity, or in the undersigned’s capacity in a position similar to the foregoing at any entity, in each case, for which the undersigned is otherwise authorized to sign), to execute and deliver such forms, schedules, statements and other documents as may be required to be filed from time to time with the Securities and Exchange Commission with respect to (i) Sections 13(d), 13(g), 13(f), 13(h) and 16(a) of the Securities Exchange Act of 1934, as amended, including Schedule 13D, Schedule 13G, Form 13F, Form 13H, Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including Form ID.

/s/ Thomas C. Freyman
Name: Thomas C. Freyman, Class A Manager

Date: February 27, 2015